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                                                                   Exhibit 10.32

                     PREFERRED STOCK SUBORDINATION AGREEMENT

     PREFERRED STOCK SUBORDINATION AGREEMENT (this "Agreement") dated as of May 10, 1996 by and among Monitronics International, Inc., a Texas corporation (the "Company"), Capital Resource Lenders II, L.P., a Delaware limited partnership, Austin Ventures Ill-A, L.P., a Delaware limited partnership, and Austin Ventures Ill-B, L.P., a Delaware limited partnership (collectively, the "Purchasers"), and the holders of Preferred Stock (as defined herein) whose names appear on the signature pages to this Agreement.

                              W I T N E S S E T H:

     WHEREAS, the parties hereto (other than the Company) are the holders of certain obligations and securities of the Company and the parties hereto desire to establish hereby the relative rights and priorities of payment of such obligations and securities to such parties.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     "Notes" shall mean the 12.0% Senior Subordinated Notes due June 30, 2003 issued by the Company pursuant to the Purchase Agreement, and any notes issued in exchange therefor or in replacement thereof, as the same may be amended, modified or supplemented.

     "Preferred Stock" shall mean the Company's Preferred Stock, par value $0.01 per share, as authorized on the date of this Agreement.

     "Purchase Agreement" shall mean the Senior Subordinated Note and Warrant Purchase Agreement dated the date hereof by and among the Company and the Purchasers, as hereinafter amended, modified or supplemented.

     "Senior Creditor" shall mean any holder of Senior Obligations as such.

     "Senior Obligations" shall mean all indebtedness of the Company for principal, interest, fees, expenses and other amounts now existing or hereafter incurred or due and owing under the Notes and/or the Purchase Agreement.

     "Subordinated Investor" shall mean any holder of Subordinated Obligations as such.

     "Subordinated Obligations" shall mean any and all obligations or liabilities of the Company now existing or hereafter arising, absolute or contingent, arising by contract, at law or otherwise, with respect to (a) dividends payable on Preferred Stock, (b) the purchase, redemption or other acquisition of Preferred Stock, and (c) any other amount payable to holders of Preferred Stock as such.

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Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings assigned to them in the Purchase Agreement.

     SECTION 2. SUBORDINATION.

     2.1 Subordination. Each of the Subordinated Investors agrees, for itself and each future holder of Subordinated Obligations and for the benefit of all present and future holders of Senior Obligations, that in the manner and to the extent set forth in this Section 2, the Subordinated Obligations and the Preferred Stock are and shall be expressly subordinate and junior in right of payment to all Senior Obligations.

     2.2 Restrictions on Payments. So long as any Senior Obligations are outstanding, neither the Company nor any of its Subsidiaries will make or cause to be made, and no Subordinated Investor will demand, accept or receive, directly or indirectly, any payment (in cash, property, by set-off or otherwise) on or with respect to Subordinated Obligations (except securities which are subordinate and junior in right of payment to the Senior Obligations).

     2.3 Turn-Over of Payments Received. If any Subordinated Investor receives any payment or distribution on Subordinated Obligations which it is not entitled to receive and retain under the provisions of this Section 2, such Subordinated Investor will hold any amount so received in trust for the Senior Creditors and shall forthwith remit such payment in the form received (with any necessary endorsements) to the Senior Creditors.

     2.4 Limitations on Remedies. So long as any Senior Obligations are outstanding, no Subordinated Investor shall (a) commence or join (unless the Senior Creditors shall also join) in any proceeding against the Company or any of its Subsidiaries under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of any federal or state government, or (b) commence any action or proceeding against the Company or any of its Subsidiaries to enforce payment or to collect payment of all or any part of the Subordinated Obligations; provided, however, that this Section 2.4 shall not be construed so as to prevent the Company or any of its Subsidiaries from filing a voluntary proceeding under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, restructuring, liquidation or insolvency law or statute of any federal or state government.

     2.5 Subordination Not Affected. A Senior Creditor may at any time and from time to time, without the consent of or notice to the Subordinated Investors, without incurring liability to the Subordinated Investors, and without impairing or releasing the obligations of the Subordinated Investors under this Agreement:
(a) change the manner, place or terms of payment or change the time of payment of or renew, alter, waive, release or compromise the Senior Obligations or any security therefor, or amend or modify in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to any Senior Obligations, except that the Senior Creditors shall not extend the maturity of the Senior Obligations beyond June 30, 2003 without the written consent of the Subordinated Investors; (b) exercise or refrain from exercising any rights against the Company and others (including Subordinated Investors); and (c) apply any sums by whomsoever paid or howsoever realized to the Senior Obligations.

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     SECTION 3. MISCELLANEOUS.

     3.1 Instrument Legend. Any certificate, agreement or instrument evidencing any of the Subordinated Obligations shall be inscribed with a legend or shall otherwise conspicuously indicate that the obligations evidenced thereby are subordinate and junior in right of payment to the Senior Obligations in the manner and to the extent set forth in this Agreement.

     3.2 Transfer of Claims. No Subordinated Investor shall sell, assign or otherwise transfer, in whole or in part, any Subordinated Obligations or any interest therein, unless such sale, assignment or transfer is made expressly subject to and the transferee becomes bound by the terms of this Agreement applicable to such Subordinated Obligations.

     3.3 Waivers by Subordinated Investors. All Senior Obligations shall be deemed to have been made or incurred in reliance upon this Agreement. The Subordinated Investors expressly waive all notice of the acceptance by the Senior Creditors of the subordination and other provisions of this Agreement and all other notices whatsoever, and expressly waive proof of reliance by the Senior Creditors upon the subordination and other agreements herein set forth. The Senior Creditors shall have no liability to the Subordinated Investors for any and all actions which the Senior Creditors, in good faith and without willful misconduct or breach of an express obligation to the Subordinated Investors hereunder, take or omit to take with respect to the agreements or instruments creating, evidencing or securing Senior Obligations or the collection of the Senior Obligations.

     3.4 Governing Law and Consent to Jurisdiction. This Agreement shall be construed and interpreted, and the rights and obligations of the parties hereto determined, in accordance with the laws of The Commonwealth of Massachusetts. The parties consent to the jurisdiction of the courts of The Commonwealth of Massachusetts as to any issues related to this Agreement, including the validity, enforceability, or interpretation thereof, which require judicial resolution.

     3.5 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective transferees, successors and assigns, including without limitation any receiver, trustee, custodian, or debtor-in-possession, as holders of Senior Obligations and Subordinated Obligations.

     3.6 Notices. Any notice given hereunder shall be in writing and shall be deemed to have been validly given to a party hereto (i) three business days after being deposited in the United States Postal Service as registered or certified mail, return receipt requested, with proper postage prepaid, and addressed to such party at its address set forth on Exhibit A to this Agreement, or at such other address as such party may designate to the other parties by like notice; or (ii) on the date of delivery at such party's address as specified above by hand delivery, telex, telegraph or facsimile transmitter.

     3.7 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever, are not a part of the agreement between the parties hereto, and are provided solely for convenience of reference.

     3.8 Waivers. etc. No failure to exercise and no delay in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof; and no single or partial

                                      -3-

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exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and shall not be exclusive of any rights or remedies provided by other agreements or by law.

     3.9 Amendments. The subordination provisions contained herein are for the benefit of the holders from time to time of Senior Obligations, and may be rescinded or cancelled, and except as otherwise expressly provided for herein, amended or modified, only with the express prior written consent of all holders of the Senior Obligations and Subordinated Obligations.

     3.10 Counterparts. This Agreement may be executed in any number of separate counterparts, all of which shall constitute one and the same agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, this Preferred Stock Subordination Agreement has been executed by the parties hereto as of the day and year first above set forth.

                                        THE COMPANY

                                        MONITRONICS INTERNATIONAL, INC.


                                        By: /s/ James R. Hull
                                            ------------------------------------
                                            Name:  James R. Hull
                                            Title: President and C.E.O.


                                        THE PURCHASERS

                                        CAPITAL RESOURCE LENDERS II, L.P.


                                        By: Capital Resource Partners II, L.P.,
                                            its General Partner


                                        By:  /s/ illegible signature
                                            ------------------------------------
                                            Title: Authorized Representative


                                        AUSTIN VENTURES III-A, L.P.


                                        By: AV Partners III, L.P.
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                            Title:

                                      S-1

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     IN WITNESS WHEREOF, this Preferred Stock Subordination Agreement has been executed by the parties hereto as of the day and year first above set forth.

                                        THE COMPANY

                                        MONITRONICS INTERNATIONAL, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        THE PURCHASERS

                                        CAPITAL RESOURCE LENDERS II, L.P.


                                        By: Capital Resource Partners II, L.P.,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                            Title:


                                        AUSTIN VENTURES III-A, L.P.


                                        By: AV Partners III, L.P.
                                            Its General Partner


                                        By: /s/ Blaine F. Wesner
                                            ------------------------------------
                                            Title: Authorized Signatory

                                      S-2

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                                        AUSTIN VENTURES III-B, L.P.


                                        By: AV Partners III, L.P.
                                            Its General Partner


                                        By: /s/ Blaine F. Wesner
                                            ------------------------------------
                                            Title: Authorized Signatory


                                        THE PREFERRED STOCKHOLDERS


                                        AUSTIN VENTURES III-A, L.P.


                                        By: AV Partners III, L.P.
                                            Its General Partner


                                        By: /s/ Blaine F. Wesner
                                            ------------------------------------
                                            Title: Authorized Signatory


                                        AUSTIN VENTURES III-B, L.P.


                                        By: AV Partners III, L.P.
                                            Its General Partner


                                        By: /s/ Blaine F. Wesner
                                            ------------------------------------
                                            Title: Authorized Signatory

                                      S-3

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                                                                       EXHIBIT A

                                    ADDRESSES

If to the Company:                        Monitronics, International, Inc.
                                          12801 Stemmons Freeway
                                          Suite 821
                                          Dallas, Texas 75234
                                          Attention: James R. Hull
                                          Fax Number: (214) 484-1393

With a copy to:                           Glast, Phillips & Murray, P.C.
                                          Suite 2200, L.B. 48
                                          One Galleria Tower
                                          Dallas, Texas 75240-6657
                                          Attention: Mike Parsons, Esq.
                                          Fax Number: (214) 419-8329

If to the Purchasers:                     Capital Resource Partners
                                          175 Portland Street, Suite 300
                                          Boston, MA 02114
                                          Attention: Stephen M. Jenks
                                          Fax Number: (617) 723-9819

With a copy to:                           Testa, Hurwitz & Thibeault, LLP
                                          High Street Tower
                                          125 High Street
                                          Boston, MA 02110
                                          Attention: Andrew E. Taylor, Jr., Esq.
                                          Fax Number: (617) 248-7100

If to the Preferred Stockholders:         c/o Austin Ventures
                                          1300 Norwood Tower
                                          114 West Seventh Street
                                          Austin, Texas 78701
                                          Attention: Blaine F. Wesner
                                          Fax Number: (512) 476-3952

With a copy to:                           Hughes & Luce, L.L.P
                                          111 Congress Avenue
                                          Suite 900
                                          Austin, Texas 78701
                                          Attention: William R. Volk
                                          Fax Number: (512) 482-6859

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